SECOND AMENDMENT TO THE
AFLAC INCORPORATED EXECUTIVE DEFERRED COMPENSATION PLAN
(As amended and restated effective January 1, 2020)

THIS AMENDMENT to the Aflac Incorporated Executive Deferred Compensation Plan (the “Plan”) is effective as stated below.

WITNESSETH:

WHEREAS, Aflac Incorporated (the “Company”) has previously established the Plan for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, pursuant to Section 10.1 of the Plan, the Retirement Plan Administrative Committee (the “Committee”) is authorized to amend the Plan; and

WHEREAS, the Committee has approved an amendment to the Plan to (i) modify the provisions regarding eligible categories of employees; and (ii) specify the forum for any lawsuit filed with respect to benefits, operations, investments or other Plan matters;

NOW, THEREFORE, the Plan is hereby amended as follows, effective as indicated below:

1.Effective for Plan Years beginning on or after January 1, 2023, Section 1.26 is amended to read as follows:

1.26     Eligible Employee means, for a Plan Year, an individual who (i) is a U.S.-based employee of a Participating Company; and (ii) either (A) is in a position that is classified as Global Grade 14 or above; or (B) was eligible to contribute to the Plan before January 1, 2023, and has actively made Deferral Contributions continuously for each prior Plan Year starting with the Plan Year beginning January 1, 2022. The Compensation Committee, from time to time and in its sole discretion, may designate such other individuals, on an individual basis or as part of a specified group, as eligible to participate in the Plan. In addition, the Administrative Committee from time to time and in its sole discretion, may designate such other individuals, on an individual basis or as part of a specified group, as eligible to participate in the Plan but solely for purposes of making Deferral Contributions and not for purposes of receiving Matching Contributions, Discretionary Contributions or Executive Employer Contributions. To be an “Eligible Employee”, such an employee must be a member of a select group of key management or highly compensated employees of the Affiliates.

2.Effective as of the date of execution of this Amendment, Section 11.10 of the Plan is amended to read as follows:

11.10 Controlling Law; Forum.

The provisions of the Plan shall be governed by, and construed in accordance with, ERISA or, to the extent ERISA does not apply or does not preempt applicable state law, the laws of the State of Georgia, with the exception of Georgia's conflict of laws provision. Any legal action brought under the Plan must be brought in the U.S. District Court of the Southern District of Georgia. By participating in the Plan, all Participants and their beneficiaries waive venue and jurisdiction in all other courts.

3. Except as specified herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, an officer of Aflac Incorporated has executed this Amendment as of the date written below.

AFLAC INCORPORATED

By:	/s/ Matthew D. Owenby

Date:	September 19, 2022

CONSENT RESOLUTIONS OF THE
ADMINISTRATIVE COMMITTEE OF THE
AFLAC INCORPORATED EXECUTIVE DEFERRED COMPENSATION PLAN

The undersigned, being all the members of the Administrative Committee that oversees administration of the Aflac Incorporated Executive Deferred Compensation Plan (the “Administrative Committee”), hereby consent to the following actions being taken and the following resolutions being adopted, without a meeting of the Administrative Committee, and hereby direct that this written consent be filed in the official records of the Administrative Committee.

WHEREAS, Aflac Incorporated (“Aflac”) maintains the Aflac Incorporated Executive Deferred Compensation Plan (the “EDCP”) for the benefit of its employees and employees of its affiliates;

WHEREAS, the Administrative Committee has the authority to approve amendments to the EDCP; and

WHEREAS, the Administrative Committee wishes to approve an amendment to the EDCP to (i) modify the provisions regarding eligible categories of employees; and (ii) specify the forum for any lawsuit filed with respect to benefits, operations, investments or other Plan matters;

NOW, THEREFORE, BE IT RESOLVED, that the Second Amendment to the EDCP is hereby adopted and approved, substantially in the form attached hereto as Exhibit A.

FURTHER RESOLVED, that any member of the Administrative Committee is hereby authorized and directed to execute, deliver and file all documents and to do all other acts as he deems necessary or advisable to effect the foregoing resolutions.

IN WITNESS WHEREOF, the members of the Administrative Committee have executed these resolutions on the dates set forth below.

ADMINISTRATIVE COMMITTEE

/s/ Matthew D. Owenby
Date:	September 19, 2022

/s/ Kelli Henderson
Date:	September 19, 2022

/s/ Julie Imhoff
Date:	September 19, 2022

Exhibit A

SECOND AMENDMENT TO THE
AFLAC INCORPORATED EXECUTIVE DEFERRED COMPENSATION PLAN
(As amended and restated effective January 1, 2020)

THIS AMENDMENT to the Aflac Incorporated Executive Deferred Compensation Plan (the “Plan”) is effective as stated below.

WITNESSETH:

WHEREAS, Aflac Incorporated (the “Company”) has previously established the Plan for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, pursuant to Section 10.1 of the Plan, the Retirement Plan Administrative Committee (the “Committee”) is authorized to amend the Plan; and

WHEREAS, the Committee has approved an amendment to the Plan to (i) modify the provisions regarding eligible categories of employees; and (ii) specify the forum for any lawsuit filed with respect to benefits, operations, investments or other Plan matters;

NOW, THEREFORE, the Plan is hereby amended as follows, effective as indicated below:

1.Effective for Plan Years beginning on or after January 1, 2023, Section 1.26 is amended to read as follows:

1.26     Eligible Employee means, for a Plan Year, an individual who (i) is a U.S.-based employee of a Participating Company; and (ii) either (A) is in a position that is classified as Global Grade 14 or above; or (B) was eligible to contribute to the Plan before January 1, 2023, and has actively made Deferral Contributions continuously for each prior Plan Year starting with the Plan Year beginning January 1, 2022. The Compensation Committee, from time to time and in its sole discretion, may designate such other individuals, on an individual basis or as part of a specified group, as eligible to participate in the Plan. In addition, the Administrative Committee from time to time and in its sole discretion, may designate such other individuals, on an individual basis or as part of a specified group, as eligible to participate in the Plan but solely for purposes of making Deferral Contributions and not for purposes of receiving Matching Contributions, Discretionary Contributions or Executive Employer Contributions. To be an “Eligible Employee”, such an employee must be a member of a select group of key management or highly compensated employees of the Affiliates.

2.Effective as of the date of execution of this Amendment, Section 11.10 of the Plan is amended to read as follows:

11.10 Controlling Law; Forum.

(a) The provisions of the Plan shall be governed by, and construed in accordance with, ERISA or, to the extent ERISA does not apply or does not preempt applicable state law, the laws of the State of Georgia, with the exception of Georgia's conflict of laws provision. Any legal action brought under the Plan must be brought in the U.S. District Court of the Southern District of Georgia. By participating in the Plan, all Participants and their beneficiaries waive venue and jurisdiction in all other courts.

3.Except as specified herein, the Plan shall remain in full force and effect.

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